U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 30, 2004



                     American Security Resources Corporation
                     (formerly Kahuna Network Security Inc.)
                  (Formerly Computer Automation Systems, Inc.)
               (Exact Name of Registrant as Specified in Charter)


                                     Nevada
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

             000-27419                                75-2749166
             ---------                                ----------
     (Commission File Number)              (I.R.S. Employer Identification No.)


                            9601 Katy Fwy, Suite 220,
                              Houston, Texas, 77024
          (Address of principal executive offices including zip code)


                                  713-465-1001
                                  ------------
              (Registrant's telephone number, including area code)


Item 8 - Other Events

         American Security Resources Corporation, formerly Kahuna Network Security Inc., began trading today under the new symbol: ARSC on the OTC BB. The new CUSIP for the American Security Resources Corporation common stock is: 029569 10 0.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       American Security Resources Corporation




                                       By:/s/Edward Parker
                                         ------------------------------------
                                         Edward Parker, Chief Executive Officer




DATE:    August 31, 2004